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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JULY 3, 2001



                             STEINER LEISURE LIMITED
               (Exact Name of Registrant as Specified in Charter)



 COMMONWEALTH OF THE BAHAMAS              0-28972                98-0164731
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(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)




           SUITE 104A, SAFFREY SQUARE
              NASSAU, THE BAHAMAS                             NOT APPLICABLE
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (242) 356-0006


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

              On July 3, 2001, Steiner Leisure Limited (Nasdaq: STNR) ("Steiner"), through two direct, wholly owned subsidiaries, purchased a 60% equity interest in each of Mandara Spa LLC and Mandara Spa Asia Limited (collectively referred to as "Mandara Spa"). Mandara Spa currently operates spas in more than 50 locations worldwide, principally in Asia and the Pacific, the United States and the Caribbean. Mandara Spa also provides spa services for Silversea Cruises, Norwegian Cruise Line and Orient Lines.

              Steiner paid $29.4 million in cash, $7.0 million in subordinated debt and $8.0 million in Steiner Common Shares for the interest in Mandara Spa. Steiner financed the acquisition through a credit facility entered into with ABN AMRO Bank, N.A. and working capital.

              Steiner acquired its interest in Mandara Spa's US operations from entities controlled by business interests of the Pritzker Family and Thomas Gottlieb, Mandara Spa's senior executive. Steiner acquired its interest in Mandara Spa's Asia operations primarily from entities controlled by Thomas Gottlieb and other founding shareholders. As part of the transaction, Gottlieb and Mark Edleson, Mandara Spa senior executives, have entered into employment agreements with Steiner calling for their continued employment in their current capacities. Shiseido Co., Ltd., an international manufacturer of cosmetics and personal care products remains, through its subsidiaries, a 40% interest holder in Mandara Spa.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                       INFORMATION AND EXHIBITS.

                      (a) To be filed by amendment no later than September 17, 2001.

                      (b) To be filed by amendment no later than September 17, 2001.

                      (c)  Exhibits:

                           2.1 Membership Interest Purchase Agreement, dated June 27, 2001, by and among the Registrant, Steiner Spa Limited, SP Spas LLC and Red Sail Spas, L.L.C. The Exhibits and Disclosure Schedules have been omitted for purposes of this filing.

                           2.2 Share Purchase Agreement, dated June 27, 2001, by and among the Registrant, Steiner Spa Asia Limited, Sierra Pacific Investments LLC, Pacific Century Capital Limited, Franky Tjahyadikarta, Okie R. Lukita and Jeffrey Matthews. The Exhibits and Disclosure Schedules have been omitted for purposes of this filing.

                           99.1 The press release of Registrant, dated June 27, 2001, announcing the Membership Interest Purchase and the Share Purchase.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STEINER LEISURE LIMITED

                                         By: /s/ CARL S. ST. PHILIP
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                                                 Carl S. St.  Philip,
                                                 Chief Accounting Officer

July 18, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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2.1               Membership Interest Purchase Agreement, dated June 27, 2001, by and among the Registrant, Steiner Spa Limited, SP Spas LLC and Red Sail Spas, L.L.C. The Exhibits and Disclosure
                  Schedules have been omitted for purposes of this filing.

2.2 Share Purchase Agreement, dated June 27, 2001, by and among the Registrant, Steiner Spa Asia Limited, Sierra Pacific Investments LLC, Pacific Century Capital Limited, Franky Tjahyadikarta, Okie R. Lukita and Jeffrey Matthews. The Exhibits and Disclosure Schedules have been omitted for purposes of this filing.

99.1 The press release of Registrant, dated June 27, 2001, announcing the Membership Interest Purchase and the Share Purchase.


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